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                                                                   EXHIBIT 23.2

                         Independent Auditors' Consent

The Partners
Radnor Investments, L.P.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                 /s/ KPMG LLP

Philadelphia, Pennsylvania
December 17, 2003